COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Columbia Variable Portfolio – Marsico Focused Equities Fund

Columbia Variable Portfolio – Marsico Growth Fund

(the “Funds”)

Supplement dated July 9, 2012 to the Funds’ prospectuses and

Statement of Additional Information dated May 1, 2012

Effective July 20, 2012, A. Douglas Rao no longer serves as co-manager of the Funds. Thomas F. Marsico and Coralie Witter, CFA, who currently serve as co-managers of the Funds, will continue to serve as the Funds’ co-managers.

Effective July 20, 2012, all references to A. Douglas Rao as Co-manager of the Funds are deleted.

Shareholders should retain this Supplement for future reference.

C-1546-1 A (7/12)